Annual Meeting
April 28, 2010
90th Anniversary
___________________________________________________________________
Welcome Shareholders

Forward-Looking Statements
 Roma Financial Corporation (the “Company” or “Registrant”) may from time to time make written or oral “forward-
 looking statements,” including statements contained in the Company’s filings with the Securities and Exchange
 Commission (including this Annual Report on Form 10-K and the exhibits thereto), in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor”
 provisions of the private securities litigation reform act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the Company’s control). The following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: The strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the board of governors of the federal reserve system, inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the Company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors’ products and services; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the success of the Company in gaining regulatory approval of its products and services, when required; the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes, acquisitions;
 changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

2009

 ➢ Most Challenging year since the Depression and Savings & Loan Crisis
 ➢ 140 Bank Failures - costing deposit insurance fund $36.43B
 ➢ Our company remains well capitalized and highly liquid
 ➢ Standing and reputation remain first rate
 ➢ Legacy of safety, soundness, stability, and sustainability
 ➢ Pillars of strength, loyalty, wisdom and vision

Capital Deployment/Shareholder Enhancement Actions

➢ Stock repurchase programs
➢ Cash Dividends
➢ Aligned board and management interest more closely with shareholder interest
➢ Continue to grow RomAsia - second branch to open in late May or early June
➢ Acquisition of Sterling Bank
➢ Continue to evaluate traditional bank services and products, as well as, non traditional initiatives
➢ Continue to use capital and brand to lend and grow deposits and fund future growth opportunities
➢ Continued commitment to providing superior financial services in a professional and personal manner to our customers and communities
Roma Financial Remains Committed to protect and increase Shareholder Value

Source: SNL Financial, FinPro Calculations
Pricing Multiple Comparison
(as of 4/23/2010)

(a) Includes shares in ESOP

Common Stock

 ➢ Shares owned at December 31, 2009
 ▪ MHC   22,584,995
 ▪ Foundation    322,318
 ▪ Public*    8,025,340
 ▪ Treasury    1,799,222
 ▪ Total Shares Outstanding 32,731,875
 *Includes ESOP shares.

Highlights
(As of December 31, 2009)
➢ Approximately $1.3B in assets, $0.6B in loans and $1.1B in deposits - Record Levels
➢ Growth internally driven; (assets increased over $510M since 2004)
➢ Capital remains strong:
 ▪ Capital increased $3.2M
 ▪ Tier 1 Capital 15.75%
 ▪ Tier 1 Risk-Based Capital ratio 30.28%
➢ RomAsia’s Assets reached $90.7M
➢ Among 12 MHCs in New Jersey,*
 ▪  ranked 5th by asset size and market capitalization
 ▪  highest dividend yield
 ▪  ranked 2nd highest IPO price change (+41.0% vs. avg. +18.1%)
➢ Bauer Financial “Sustained Superior Rating” designation for 76th consecutive quarter
 ➢ Oldest and Largest Community Bank in Mercer County

*Data from FinPro

    Snapshot of 2009 versus 2008
➢ Total Assets increased $234.9M (21.8%)
➢  Loans outstanding up $65.4M (12.6%)
➢ Deposits up $251.5M (32.9%)
➢ Core Deposits up $105.9M (31.9%)
➢ Borrowings down $22.1M (25.4%)
➢ Net Interest Income increased $4.8M (up 16.8%)
➢ ALLL doubled to .88% of total loans and 35.45% to Non-Performing Loans
➢ Net Income down $2.1M (44.0%)

NUMBER OF BRANCHES
(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Market Share

 Mercer County
 ➢ Tightened slightly to 3.03% despite 19% deposit increase
 ➢ 10 Banks account for 93.65% of the market
 ➢ Market Leader Bank of America -62.4%
 ➢ Bank of America captured market share from 8 of other top 9 banks in market share
 ➢ Roma smallest decline of those losing market share
 Burlington County
 ➢ Pro-forma combined with Sterling market
 ➢ Near doubling to 0.84% in 2009
 ➢ Pro-forma with Sterling grows to 4.63%

EMPLOYMENT TREND
(Full Time Equivalent)
(Pro Forma Data is without regard to Purchase Accounting Adjustments)

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Assets

 ➢ Record for 9th consecutive year
 ➢ $234.9M highest year-to-year growth
 ➢ 21.8% highest % growth
 ➢ 2004-2008 grew $279.3M, or 8.7%
 ➢ Growth from:
 ▪ Deposits-$251.5M
 ▪ Earnings-$2.6M
 ➢ Assets deployed for:
 ▪ Debt repayments-$22.1M
 ▪ Dividends-$2.4M
 ➢ RomAsia increased 78.2%-$90.7M
 ➢ Net Loans slipped to 44.65% of assets - lowest (2004 - 2009)
 ➢ Pro-forma $1,681M, net loan/assets - 53.60%

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Loans

 ➢ Another consecutive record
 ➢ Increase in 2009 over 2008-$68.5M (131.1%)-highest yearly increase
 ➢ Growth good despite poor housing activity, economy and competition
 ➢ Long-term rates kept low, housing tax credit helped originations
 ➢ Mortgage refinances very high first half of year
 ➢ Pro-forma-increase $300.5M

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Residential Mortgages

 ➢ Record level of $251.9M
 ➢ Significant refinancing for new customers
 ➢ Increase of $20.5M - highest for years shown
 ➢ Sharp decline from 59.8% in 2004
 ➢ 42.7% of loan portfolio
 ➢ RomAsia originated $1.2M
 ➢ Pro-forma-
 ➢ increase of $64.4M to $316.3M
 ➢ decline to 35.4% of portfolio

*Revised

Mortgage Originations

 ➢ Record of $91.0M gross originations
 ➢ Sold $9.1M, 30 year mortgages
 ➢ Good work by loan department

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Home Equity Loans

 ➢ Portfolio remained static between 2009 and 2008
 ➢ 2009 originations lowest year to year growth (2004-2008)
 ➢ 1st time repayments exceed originations (2004-2009)
 ➢ Portfolio composition-
 ➢ Fixed rate approximately 2.5x’s larger than HELOC
 ➢ Fixed rate -down $6.6M
 ➢ HELOC - up $5.9M

Home Equity Loans

 ➢ Demand sharply down during last three years
 ➢ Economy, housing value, unemployment, consumer confidence ,factors suppressing demand
 ➢ Contrasted to average growth of 21.0% (2003-2006)
 ➢ 22.5% of loan portfolio - lowest (2004-2009)
 ➢ Pro-forma-
 ➢ increase of $20.0M to $153.2M
 ➢ Decline to 17.2%

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Commercial Loans

 ➢ Another consecutive portfolio record at $205.3M
 ➢ Largest yearly net increase-$49.2M
 ➢ Funded loans-down 38.7% from 2008
 ➢ RomAsia doubled portfolio to $22.8M
 ➢ Constitute 34.8% of portfolio, progressively
 ➢ Concentration - Res. Investors, builders/developers
 ➢ Portfolio $ 83.2M (40.25%)
 ➢ Collateral - 92.3%
 ➢ Pro-forma increase of $175.3M; 42.6% of portfolio

Loan Commitments

 ➢ Net increase over 2008-$4.7M
 ➢ Undrawn home equity lines of credit at record high
 ➢ 2009 Commitment Increases
 ▪ Residential mortgage $1.7M
 ▪ Home equity loans $11.2M
   ➢ 2009 Commitment Decreases
 ▪  Commercial loans $8.2M

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Non-Performing Loans

 ➢ Loans delinquent 120 days +
 ➢ Up $4.5M over 2008 to $14.8M
 ➢ RomAsia has none
 ➢ Commercial loans = 87.6% of NPL
 ➢ NPL/TL = 2.48%
 ➢ NPL/TA = 1.13%
 ➢ Pro-forma-increase $16.4M; 3.50% to total loans
 ➢ Texas Ratio -8%

Allowance for Loan Losses

 ➢ Increased $3.0M to $5.2M
 ➢ ALL/TL-doubled to 0.88%
 ➢ ALL/NPL-up 13.7% to 35.4%
 ➢ Historically low compared to industry, but increasing
 ➢ Net charge offs $278K
 ➢ Adequacy evaluated using a methodology acceptable to regulators and auditors
 ➢ Pro-forma would add $10.0M and nearly double ALL/TL to 1.71%

INVESTMENTS*
 ($ in Millions)
(Pro Forma Data is without regard to Purchase Accounting Adjustments)
*Includes Money Market Funds and Interest Bearing Deposits at the FHLBNY & ACBB

Investments

 ➢ Increased $158.5 million to $625.2
 ➢ Average yield on investments was 4.69%
 ➢ Mortgage Backed Securities* - $257.2M, down $48.5M
 ➢ Agencies*/Munis/Other - $327.4M, up $239.3M
 ➢ Overnight Funds - $25.6M, up $14.1M
 ➢ Money Market Funds - $15.6M, down $45.8M
 ➢ MBS supply thin
 ➢ 15 Year Callable yields better than 30 year MBS
 ➢ Interest Rate Risk mitigated by purchase of shorter term agency securities
 ➢ Ultra low short term interest rate environment
 ➢ Overnight Funds maintained at much higher levels than preferred
*Before discounts and premiums

Investment Portfolio Quality Profile*
*Excludes Money Market Funds and Interest Bearing Deposits at the FHLBNY & ACBB
Ratings from Wells Fargo Advisors

Investment Portfolio Quality Profile

 ➢ Highly rated securities
 ➢ Ratings of A or above
 ➢ Ratings from Wells Fargo Advisors

DEPOSITS
($ in Millions)
(Pro Forma Data is without regard to Purchase Accounting Adjustments)
*IPO year

Deposits
➢ Surpassed $1B threshold - first time since 2009
➢ Increased by $251.5M (32.9%)
➢ RomAsia’s deposits doubled and contributed $34.5M to overall growth
➢ Roma’ s deposit’s grew a record $217.0M surpassing the record $75.7M of 2008
➢ 5 newest branches in 2008 added $88.0M in deposits accounting for $156.0M, a
 129% increase
➢ Deposit mix generally remained static
➢ Core deposit growth continues to benefit from commercial loans
➢ Non-interest deposits increased $4.6M (16.4%)- double the increase of 2008
➢ Pro forma increased $330.7M to deposits

Deposit Pricing Trends
Weighted Average Nominal Cost of Deposits
(in Percentage)

Deposit Pricing Trends

 ➢ Further tightening in 2009
 ➢ Weighted average cost down 47 BP
 ➢ Short end of treasury yield curve at historic lows throughout 2009
 ➢ Competition kept rates higher than yield curve suggested

(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Borrowed Money
➢ Borrowing for: investment leveraging, arbitraging and other corporate purposes
➢ $40M borrowed in 2008 and invested with spread of 2.20 basis points
➢ 2009 reduction in borrowings due to scheduled debt repayments
➢ Significant borrowing capacity
➢ Pro Forma includes Sterling TRUPS of $6.2M

* Restated for non-controlling interest accounting change.
(Pro Forma Data is without regard to Purchase Accounting Adjustments)

Stockholders’ Equity
➢ Equity increased $3.2 million to $216.2M
➢ Increase consisted of:
 ➢ Net Income of $2.6M
 ➢ ESOP & restricted stock increase of $1.9M
 ➢ Reductions in other comprehensive loss of $1.1M
 ➢ Reductions for dividend payments of $2.4M
➢ Average Equity to Average Assets ratio of 17.5%
➢ Core (Tier I) Capital Adequacy Ratio (minimum to be well capitalized - 5.0%)
 ➢ Roma - 15.75%
 ➢ RomAsia - 13.34%

* Includes Impairment Loss of $2.2 Million

Net Income
➢ Decreased to $2.6M ($.09 per share) in 2009 from $4.7 ($.15 per share) in 2008
➢ Lowered by RomAsia loss of $540K
➢ RomAsia loss $79K less than 2008 and below business plan
➢ Pre-tax earnings lowered $6.3M by:
 ➢ Higher loan loss provisions
 ➢ Deposit insurance premiums
 ➢ Impairment charge of equity security held in portfolio for several year
➢ Growth in earning assets overcame tightening of average yield
➢ Thrift industry posted break-even annual profits of $29M, or 0.00% of avg. assets

Performance Ratios
➢ Return on average equity fell to 1.23% due to lower earnings and slightly higher capital base
➢ Return on average assets ratio down to .22% - lowest of years shown and perhaps all time low
➢ Tightening net interest and rising costs exerted pressure on ROAA ratio

Interest Income
➢ Increased to $54.8M - surpassing 2008 by $6.7M
➢ Increase due to growth in average earning assets of $231.9M
➢ Interest earned on loans $2.4M (35% of total increase)
➢ Interest earned on commercial loans $2.3M
➢ Interest earned on investments $4.3M (65% of total increase)

Interest Expense
➢ Increased to $21.7M - increase of $2.0M (10.9%) from 2008
➢ Increase due to borrowings outstanding full year - $900K
➢ Deposit growth interest expense of $5.0M
➢ Benefit of lower deposit rates - $3.9M
➢ Includes full year of RomAsia

(Based on weighted daily average balances)

Interest Income/Expense Ratios
➢ Net interest margin decreased 23 basis points to 2.94%
➢ Cost of funds tightened 45 basis points to 2.30%
➢ Yield on earning Assets fell 51 basis points to 4.86%
➢ Net interest spread tightened to 2.56%

Net Interest Income
➢ Net interest income increased $4.7M to $33.1M
➢ New high
➢ 9x’s greater than - $500k increase in 2008

*Includes Impairment Loss of $2.2 Million

Non-Interest Income
➢ Generally all operational categories improved over 2008
➢ Impairment loss of $2.2M
➢ Excluding loss, $5.0M, $800K more than 2008

Non-Interest Expense
➢ Increased $3.9M, 15.5% over 2008
➢ RomAsia responsible for $700K of increase
➢ Half of total increase due to $1.6M for FDIC premiums
➢ Remainder of increase $2.3M for occupancy, equipment, depreciation and maintenance and data processing
➢ Compensation accounted for 61% of increase
➢ Company’s efficiency ratio 75.00% compared to 77.05% in 2008

Data Sources: Roma Financial Corp Data from Form 10-K for 2009 & FinPro, Peer Group Data as of 12-31-2009 provided by FinPro
Peer Group includes CSBK,FXCB,KRNY,KFED,MLVF,EBSB,NFBK,OSHC,ORIT,SIFI
*Provided by FinPro
Peer Comparative Performance Ratios As of December 31, 2009 (in %, except $ in millions)	Roma Financial Corp	MHC Peer Median Group*
TOTAL ASSETS		$1,117.0
# OF BRANCHES		11
NET INCOME		4,456
MARKET VALUE		188.57
ROAA		.31
ROAE		2.38
YIELD ON AEA		5.23
COST OF AVG INT BEARING LIABILITIES		2.53
NET INTEREST MARGIN		2.90
Better than peers Worse than peers  Within 10% of peer

Data Sources: Roma Financial Corp Data from Form 10-K for 2009 & FinPro, Peer Group Data as of 12-31-2009 provided by FinPro
Peer Group includes CSBK,FXCB,KRNY,KFED,MLVF,EBSB,NFBK,OSHC,ORIT,SIFI
*Provided by FinPro
Peer Comparative Performance Ratios As of December 31, 2009 (in %, except $ in millions)	Roma Financial Corp	MHC Peer Median Group*
EFFICIENCY RATIO		68.21
ASSET GROWTH		13.52
LOAN GROWTH		5.49
DEPOSIT GROWTH		20.00
NON PERF. ASSETS/ASSETS		2.61
NON PERF LOANS/LOANS		3.16
ALLL/TOTAL LOANS		1.09
ALLL/NONPERFORMING LOANS		35.02
NET LOANS/TOTAL ASSETS		67.73
Better than peers Worse than peers  Within 10% of peer

Data Sources: Roma Financial Corp Data from Form 10-K for 2009 & FinPro, Peer Group Data as of 12-31-2009 provided by FinPro
Peer Group includes CSBK,FXCB,KRNY,KFED,MLVF,EBSB,NFBK,OSHC,ORIT,SIFI
*Provided by FinPro
Peer Comparative Performance Ratios As of December 31, 2009 (in %, except $ in millions)	Roma Financial Corp	MHC Peer Median Group*
NET LOANS/TOTAL DEPOSITS		91.08
DEPOSITS/ASSETS		70.57
TOTAL BORROWINGS/TOTAL ASSETS		14.11
TOTAL EQUITY/TOTAL ASSETS		12.50
DIVIDEND YIELD		1.57
DIVIDEND PAYOUT		73.22
Better than peers Worse than peers  Within 10% of peer

First Quarter 2010 Results - Summary
(unaudited)

 ➢ Net income up 78.6% over 1st quarter 2009 to $1.6M
 ➢ EPS= $0.05/share from $0.03/share in 1st quarter 2009
  and $0.00/share in 4th quarter 2009
 ➢ Assets, loans, and deposits continue to set records
 ➢ Net interest income up 49.0% to $10.1M
 ➢ Increases absorbed:
 ▪ Deposit insurance
 ▪ Provision for loan losses
 ▪ OREO expense
 ▪ Due diligence expenses

Sterling Bank Acquisition Rationale

Strategically Compelling
 ➢ Effective deployment of Capital - as contemplated in the Bank’s existing strategic plan
 ➢ Provides a contiguous branch franchise in Southern Burlington County and Camden County
 ➢ This expansion is less expensive than the cost of branching
 ➢ Inexpensive acquisition
 ➢ Favorable increase in deposits
 ➢ Increases market share in Burlington County

Sterling Bank Acquisition Rationale

Financially Compelling

 ➢ Pro forma institution is expected to have $1.7 billion in assets and $1.3 billion in deposits
 ➢ Acquire a community bank franchise with minimum impact on capital and earning accretion in first full year of operation
 ➢ Minimal tangible book value dilution and projected tangible book value work back is less than 3 years
 ➢ Sizable potential tax benefits
 ➢ Internal Rate of Return 12.01%

Acquisition Hurdles

Primary deal hurdles:
 ➢ Regulatory approval
 ➢ Sterling shareholder approval
 ➢ Maintenance of certain key measurements
 ➢ Additional deterioration of the loan portfolio
 ➢ Execution of cost savings to stay at or above the projected 27%
 ➢ Time and resources of organizational integration and loan workout

Improving Net Income

 ➢ Strengthen capital
 ➢ Enhance shareholder value
 ➢ Exploit earning potential inherent in recent growth
 ➢ Ensure projected earnings accretion from Sterling acquisition is realized
 ➢ Credit and operational risk mitigation key facet in quality of income

Transition and Integration of Sterling

 ➢ Goal - ensure smooth conversion and seamless combination
 ➢ Officers and staff of Roma and Sterling laying foundation for successful merger
 ➢ Special kudos to Keith Pericoloso and Sharon Lamont

Reduce Non-Performing Loan Levels

 ➢ Addition of Workout Officer reporting to Chairman Perilli and Board
 ➢ Sterling had $16.4M
 ➢ Joint initiative to expedite resolution of Sterling’s non-performing loans

Solidifying and Expanding Market Share

 ➢ Protect and expand in Mercer County
 ➢ Exploit Community Bank appeal
 ➢ Good growth in Burlington County
 ➢ Sterling merger - entrée into Camden County and larger Burlington County market share
 ➢ Continue push for market share in Ocean County

RomAsia Bank

 ➢ Good Progress
 ➢ Aligned with business plan
 ➢ First branch in Edison - help penetrate ethic communities
 ➢ Continue building residential mortgage portfolio
 ➢ Challenged by pending loss of both EVP/Chief Lending Officer and key member of commercial loan department

Mortgage Origination Division

 ➢ Created Residential Loan Origination Division
 ➢ Division has 1 leader and 2 loan consultants
 ➢ Personalized attention
 ➢ Potential for cross-selling other products
 ➢ Early indicators show success in fulfillment of mission

Conclusion

 ➢ Strength beyond balance sheet
 ➢ Leadership of Board
 ➢ Services of talented and dedicated employees
 ➢ Legacy of 90 years of personalized service to customers and our communities
 ➢ Standing to our core mission and never forgetting our roots
 ➢ Giving back to community
 ➢ Fostering social responsibility and community service
 ➢ Funded affordable housing- $10.0M in commercial loans & $2.1M in mortgages
 ➢ Donated over $418K to charitable and community organizations
 ➢ Employees donating community service
 ➢ Beneficial result for shareholders, employees and customers

90th Anniversary